Exhibit 99.1

OneMedNet Announces Receipt of Nasdaq Notice Regarding Delayed Form 10-Q

MINNEAPOLIS, November 27, 2024 (GLOBENEWSWIRE) – OneMedNet Corporation (Nasdaq: ONMD) (“OneMedNet” or the “Company”), a global provider of clinical imaging innovation and curator of regulatory-grade Imaging Real World Data (“iRWD™”), inclusive of electronic health records, laboratory results and, uniquely, medical imaging, today announced the Company received an expected notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, due to the Company’s failure to timely file its Form 10-Q for the fiscal quarter ended September 30, 2024 (the “New Delinquent Filing”) with the Securities and Exchange Commission (the “SEC”), the Company is not in compliance with Nasdaq’s continued listing requirements under Nasdaq Listing Rule 5250(c)(1) (the “Rule”), which requires the timely filing of all required periodic reports with the SEC.

Previously, Nasdaq granted the Company an exception until December 11, 2024 to file its delinquent Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2024 and June 30, 2024 (collectively with the New Delinquent Filing, the “Delinquent Filings”). As a result, any additional Nasdaq exception to allow the Company to regain compliance with all delinquent filings, including the New Delinquent Filing, will be required to be filed by December 11, 2024. In accordance with Nasdaq’s listing rules, the Company has until December 6, 2024 to submit to Nasdaq an update to the Company’s original plan to regain compliance with the Rule.

The Company is working diligently to complete the Delinquent Filings. The Company intends to file the Delinquent Filings as soon as practicable to regain compliance with the Nasdaq Listing Rules.

No assurance can be given that the Company will be able to regain compliance with the aforementioned listing requirement or maintain compliance with the other continued listing requirements set forth in the Nasdaq Listing Rules.

The Notice has no immediate effect on the listing of the Company’s common stock or warrants on The Nasdaq Capital Market.

About OneMedNet Corporation

OneMedNet provides innovative solutions that unlock the significant value contained within the Real-World Data (“RWD”) repositories of over 1,400 healthcare system and provider sites that currently comprise its iRWD™ network. OneMedNet’s proprietary iRWD™ platform provides secure, comprehensive management of diverse clinical data types, including electronic health records, ECGs, EEGs, prescriptions, physician notes, laboratory results, and uniquely, medical imaging. Employing its robust iRWD™ platform, the Company securely de-identifies, searches, and curates the clinical data, bringing a wealth of internal and third-party research opportunities to its drug, medical device and imaging/diagnostic AI development customers.

OneMedNet’s platform is designed to address diverse clinical requirements across various domains, such as rare diseases, central nervous system disorders, oncology, cardiology and women’s health. The Company is committed to delivering precise and robust research support services that span the entire continuum of care. This commitment is a cornerstone of OneMedNet’s strategy to enhance patient outcomes and help pave the next wave of healthcare innovation. For more information, please visit www.onemednet.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of OneMedNet; our ability to keep pace with new technology and changing market needs; the competitive environment of our business; the timeline for the Company to regain compliance with the listing rules of The Nasdaq Stock Market LLC relating to the timely filing of periodic reports with the SEC; risks inherent with investing in Bitcoin, including Bitcoin’s volatility; and our ability to implement our Bitcoin treasury strategy and its effects on our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur.

OneMedNet Contacts:

Michael Wong, Director of Marketing

Phone: 800.918.7189

Email: michael.wong@onemednet.com

SOURCE: ONEMEDNET CORPORATION